UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       February 18, 2004
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.           Regulation FD Disclosure

     On February 18, 2004, Applebee's International, Inc.(the "Company") issued a press release entitled "Applebee's International to Present at the Tenth Annual Bear Stearns Retail, Restaurants & Apparel Conference." The press release is included below.



                                                           FOR IMMEDIATE RELEASE

Contact:  Carol DiRaimo,
          Vice President of Investor Relations
          (913) 967-4109


                   Applebee's International to Present at the Tenth Annual Bear Stearns Retail, Restaurants & Apparel Conference

Overland Park, Kan., February 18, 2004 -- Applebee's International, Inc. (Nasdaq:APPB) will be presenting at the Tenth Annual Bear Stearns Retail, Restaurants & Apparel Conference to be held in New York City on Wednesday, February 25, 2004, at 11:15 a.m. Eastern Time. An audio-only webcast of this presentation will be available over the Internet at http://customer.nvglb.com/BEAR002/022404a_cy/default.asp?entity=applebees and will also be available at the Investor Relations section of the company's website (www.applebees.com). The archived webcast will be available for two weeks following the presentation.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. There are currently 1,594 Applebee's restaurants operating system-wide in 49 states and nine international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).


                                      # # #








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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    February 18, 2004                  By:/s/ Steven K. Lumpkin
         ---------------------                 ---------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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